UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

WESTERN ASSET

SHORT-TERM BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	Western Asset Short-Term Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in “investment grade” fixed income securities. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judged to be of comparable quality. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, swaps, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended December 31, 2022. The market’s decline was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 in attempt to rein in inflation. Over the next nine months, the central

Western Asset Short-Term Bond Fund 2022 Annual Report	1

Fund overview (cont’d)

bank hiked rates an additional six times, bringing the federal funds rate to a range between 4.25% and 4.50% — the highest level since 2008. The yield for the two-year Treasury note began the reporting period at 0.73% (the low for the reporting period) and ended the period at 4.41%. The peak of 4.72% occurred on November 7, 2022. The yield for the ten-year Treasury note began the reporting period at 1.52% (the low for the reporting period) and ended the period at 3.88%. The peak of 4.25% occurred on October 24, 2022. All told, the Bloomberg U.S. Aggregate Indexi returned -13.01% for the twelve months reporting period ended December 31, 2022.

Q. How did we respond to these changing market conditions?

A. A number of changes were made to the Fund during the reporting period. We tactically managed the Fund’s duration as yields fluctuated. Additionally, we increased the Fund’s allocation to investment-grade corporate bonds and agency mortgage-backed securities (“MBS”) as their spreads widened. Conversely, in terms of reductions, we trimmed the Fund’s exposures to structured products, including non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

The Fund used U.S. Treasury and Eurodollar futures, options and interest rate swaps to manage its duration and yield curve exposure. The use of these instruments in aggregate detracted from performance. Index credit default swaps, which were used to manage the Fund’s credit exposures, slightly contributed to results.

Performance review

For the twelve months ended December 31, 2022, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned -5.01%. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Gov/Credit 1-3 Yr. Index1,ii and the FTSE Treasury/ Government Sponsored/Credit 1-3 Year Indexiii, returned -3.69% and -3.73%, respectively, for the same period. The Lipper Short Investment Grade Debt Funds Category Averageiv returned -4.31% over the same time frame.

[1]	Effective November 30, 2022, the Bloomberg U.S. Gov/Credit 1-3 Yr. Index replaced the FTSE Treasury/ Government Sponsored/Credit 1-3 Year Index as the Fund’s benchmark

2	Western Asset Short-Term Bond Fund 2022 Annual Report

Performance Snapshot as of December 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	-0.09%	-5.01%
Class C	-0.47%	-6.02%
Class C1[2]	-0.21%	-5.29%
Class R	-0.55%	-5.64%
Class I	0.05%	-4.75%
Class IS	0.06%	-4.73%
FTSE Treasury/Government Sponsored/Credit 1-3 Year Index	-0.61%	-3.73%
Bloomberg U.S. Gov/Credit 1-3 Yr. Index	-0.60%	-3.69%
Lipper Short Investment Grade Debt Funds Category Average	0.04%	-4.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2022 for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 4.08%, 3.47%, 4.01%, 3.97%, 4.45% and 4.42%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class R, Class I and Class IS shares would have been 4.01%, 3.96%, 4.11% and 4.36%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 01, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.73%, 1.50%, 1.03%, 1.44%, 0.52% and 0.40%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short-Term Bond Fund 2022 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.70% for Class A shares, 1.55% for Class C shares, 1.05% for Class C1 shares, 1.10% for Class R shares, 0.42% for Class I shares and 0.40% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class A, Class R and Class I shares as a result of acquired fund fees and expenses These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield-curve positioning. In particular, we generally focused on overweights to five-year duration and shorter- term rates rose more than intermediate rates. Additionally, an allocation to high yield corporate bonds slightly contributed to performance, due to favorable issue selection, as their spreads widened.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration positioning. This was a negative for returns as yields rose substantially during the year. Additionally, allocations to structured products, corporate credit and agency MBS, detracted from results as their spreads generally widened during the reporting period.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 17, 2023

RISKS: Investments in bonds are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Asset-backed, mortgage-backed and mortgage related securities are subject to prepayment and

4	Western Asset Short-Term Bond Fund 2022 Annual Report

extension risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 43 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: corporate bonds & notes (52.9%), asset-backed securities (13.2%), collateralized mortgage obligations (12.0%), U.S. government & agency obligations (8.7%) and mortgage-backed securities (4.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Gov/Credit 1-3 Yr. Index includes all medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years and are publicly issued.

iii	The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 379 funds for the six-month period and among the 366 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short-Term Bond Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2022 and December 31, 2021 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect correct classifications.

‡	Represents less than 0.1%.

6	Western Asset Short-Term Bond Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.09%	$1,000.00	$999.10	0.70%	$3.53	Class A	5.00%	$1,000.00	$1,021.68	0.70%	$3.57
Class C	-0.47	1,000.00	995.30	1.45	7.29	Class C	5.00	1,000.00	1,017.90	1.45	7.38
Class C1	-0.21	1,000.00	997.90	0.98	4.94	Class C1	5.00	1,000.00	1,020.27	0.98	4.99
Class R	-0.55	1,000.00	994.50	1.10	5.53	Class R	5.00	1,000.00	1,019.66	1.10	5.60
Class I	0.05	1,000.00	1,000.50	0.42	2.12	Class I	5.00	1,000.00	1,023.09	0.42	2.14
Class IS	0.06	1,000.00	1,000.60	0.40	2.02	Class IS	5.00	1,000.00	1,023.19	0.40	2.04

Western Asset Short-Term Bond Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Short-Term Bond Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/22	-5.01%	-6.02%	-5.29%	-5.64%	-4.75%	-4.73%
Five Years Ended 12/31/22	0.73	-0.04	0.52	0.35	0.98	1.05
Ten Years Ended 12/31/22	0.90	0.11	0.66	N/A	1.17	1.23
Inception* through 12/31/22	—	—	—	0.55	—	—

With sales charges[3]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/22	-7.17%	-6.94%	-5.29%	-5.64%	-4.75%	-4.73%
Five Years Ended 12/31/22	0.26	-0.04	0.52	0.35	0.98	1.05
Ten Years Ended 12/31/22	0.67	0.11	0.66	N/A	1.17	1.23
Inception* through 12/31/22	—	—	—	0.55	—	—

Cumulative total returns

Without sales charges[1]
Class A (12/31/12 through 12/31/22)	9.38%
Class C (12/31/12 through 12/31/22)	1.10
Class C1 (12/31/12 through 12/31/22)	6.82
Class R (Inception date of 1/31/14 through 12/31/22)	5.03
Class I (12/31/12 through 12/31/22)	12.30
Class IS (12/31/12 through 12/31/22)	13.01

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, R, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, January 31, 2014, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. FTSE Treasury/Government Sponsored/Credit 1-3 Year Index and Bloomberg U.S. Government/Credit 1-3 Year Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2012, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the FTSE Treasury/Government Sponsored/Credit 1-3 Year Index and Bloomberg U.S. Government Credit 1-3 Year Index (together, the “Indices”). The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Bloomberg U.S. Government/Credit 1-3 Year Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. The Indices are unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2022 Annual Report

Schedule of investments

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 52.9%
Communication Services — 5.3%
Diversified Telecommunication Services — 2.1%
AT&T Inc., Senior Notes	0.900%	3/25/24	$4,110,000	$3,904,876
AT&T Inc., Senior Notes	1.700%	3/25/26	1,200,000	1,082,824
NTT Finance Corp., Senior Notes	0.583%	3/1/24	2,760,000	2,617,601	(a)
Verizon Communications Inc., Senior Notes	0.750%	3/22/24	1,560,000	1,480,676
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	2,070,000	2,007,228
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	1,250,000	1,123,594
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	3,430,000	3,345,931
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	762,000	734,177
Total Diversified Telecommunication Services				16,296,907
Entertainment — 0.5%
Warnermedia Holdings Inc., Senior Notes	3.638%	3/15/25	2,300,000	2,189,103	(a)
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	1,540,000	1,389,008	(a)
Total Entertainment				3,578,111
Interactive Media & Services — 0.1%
Alphabet Inc., Senior Notes	0.450%	8/15/25	370,000	334,365
Tencent Holdings Ltd., Senior Notes	2.985%	1/19/23	710,000	709,389	(b)
Total Interactive Media & Services				1,043,754
Media — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	2,700,000	2,522,529	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.500%	2/1/24	1,330,000	1,314,863
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,800,000	3,728,058
Comcast Corp., Senior Notes	3.950%	10/15/25	2,810,000	2,754,858
Comcast Corp., Senior Notes	3.150%	3/1/26	70,000	66,713
DISH DBS Corp., Senior Notes	5.875%	11/15/24	250,000	232,824
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	100,000	84,421	(a)
Fox Corp., Senior Notes	4.030%	1/25/24	2,610,000	2,580,835
Total Media				13,285,101
Wireless Telecommunication Services — 0.9%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,200,000	983,538	(a)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	1,480,000	1,424,606
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	4,320,000	3,937,727

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	11

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	$900,000	$877,044
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	70,000	61,789
Total Wireless Telecommunication Services				7,284,704
Total Communication Services				41,488,577
Consumer Discretionary — 4.5%
Automobiles — 2.4%
American Honda Finance Corp., Senior Notes	2.400%	6/27/24	2,530,000	2,439,069
BMW US Capital LLC, Senior Notes	0.800%	4/1/24	1,460,000	1,384,857	(a)
Daimler Finance North America LLC, Senior Notes	0.750%	3/1/24	1,590,000	1,510,409	(a)
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	1,150,000	1,074,985
General Motors Financial Co. Inc., Senior Notes	3.950%	4/13/24	1,070,000	1,049,452
General Motors Financial Co. Inc., Senior Notes	2.750%	6/20/25	2,820,000	2,642,368
Hyundai Capital America, Senior Notes	1.250%	9/18/23	2,150,000	2,084,309	(a)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	2,940,000	2,881,344	(a)
Toyota Motor Corp., Senior Notes	0.681%	3/25/24	3,860,000	3,663,240
Total Automobiles				18,730,033
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	210,000	198,616
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	2,570,000	2,364,053
Marriott International Inc., Senior Notes	3.600%	4/15/24	1,230,000	1,205,987
McDonald’s Corp., Senior Notes	3.300%	7/1/25	440,000	426,030
McDonald’s Corp., Senior Notes	1.450%	9/1/25	1,240,000	1,138,278
McDonald’s Corp., Senior Notes	3.700%	1/30/26	660,000	642,448
McDonald’s Corp., Senior Notes	3.500%	3/1/27	230,000	219,323
Sands China Ltd., Senior Notes	2.800%	3/8/27	420,000	360,272
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000	163,662
Total Hotels, Restaurants & Leisure				6,718,669
Household Durables — 0.1%
DR Horton Inc., Senior Notes	2.500%	10/15/24	880,000	838,551
Internet & Direct Marketing Retail — 0.5%
Amazon.com Inc., Senior Notes	0.400%	6/3/23	300,000	294,584
Amazon.com Inc., Senior Notes	0.450%	5/12/24	1,980,000	1,865,989
Amazon.com Inc., Senior Notes	3.000%	4/13/25	770,000	743,685
Amazon.com Inc., Senior Notes	0.800%	6/3/25	650,000	594,136
Amazon.com Inc., Senior Notes	3.300%	4/13/27	590,000	560,831
Total Internet & Direct Marketing Retail				4,059,225
Multiline Retail — 0.1%
Target Corp., Senior Notes	2.250%	4/15/25	800,000	759,630

See Notes to Financial Statements.

12	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.4%
Home Depot Inc., Senior Notes	2.700%	4/15/25	$870,000	$834,519
Home Depot Inc., Senior Notes	2.500%	4/15/27	770,000	709,718
Home Depot Inc., Senior Notes	2.875%	4/15/27	290,000	270,934
Lowe’s Cos. Inc., Senior Notes	4.000%	4/15/25	1,460,000	1,432,851
Total Specialty Retail				3,248,022
Textiles, Apparel & Luxury Goods — 0.1%
NIKE Inc., Senior Notes	2.400%	3/27/25	730,000	697,875
Total Consumer Discretionary				35,052,005
Consumer Staples — 1.5%
Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	2,400,000	2,312,538
Food & Staples Retailing — 0.1%
Walmart Inc., Senior Notes	1.050%	9/17/26	660,000	585,341
Food Products — 0.0%††
Mondelez International Inc., Senior Notes	1.500%	5/4/25	230,000	213,036
Household Products — 0.1%
GSK Consumer Healthcare Capital UK PLC, Senior Notes	3.125%	3/24/25	1,040,000	989,904
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	30,000	28,139
Total Household Products				1,018,043
Tobacco — 1.0%
Altria Group Inc., Senior Notes	2.350%	5/6/25	2,890,000	2,724,665
Altria Group Inc., Senior Notes	4.400%	2/14/26	800,000	784,102
Cargill Inc., Senior Notes	1.375%	7/23/23	150,000	146,979	(a)
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	1,930,000	1,906,315
Philip Morris International Inc., Senior Notes	2.875%	5/1/24	230,000	223,301
Reynolds American Inc., Senior Notes	4.850%	9/15/23	2,290,000	2,285,634
Total Tobacco				8,070,996
Total Consumer Staples				12,199,954
Energy — 7.9%
Oil, Gas & Consumable Fuels — 7.9%
Chevron Corp., Senior Notes	1.554%	5/11/25	2,540,000	2,365,092
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,460,000	2,459,692
Continental Resources Inc., Senior Notes	3.800%	6/1/24	860,000	837,689
Continental Resources Inc., Senior Notes	2.268%	11/15/26	1,380,000	1,197,504	(a)
Devon Energy Corp., Senior Notes	5.250%	9/15/24	1,520,000	1,522,216
Devon Energy Corp., Senior Notes	5.850%	12/15/25	3,370,000	3,434,369
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	2,040,000	1,900,253

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Senior Notes	4.250%	3/15/23	$890,000	$887,896
Energy Transfer LP, Senior Notes	4.500%	4/15/24	980,000	966,543
Energy Transfer LP, Senior Notes	4.050%	3/15/25	610,000	591,353
Energy Transfer LP, Senior Notes	2.900%	5/15/25	1,070,000	1,008,609
Energy Transfer LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	2,170,000	2,154,848
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	1,920,000	1,914,567
Enterprise Products Operating LLC, Senior Notes	3.750%	2/15/25	720,000	700,642
Enterprise Products Operating LLC, Senior Notes	3.700%	2/15/26	4,320,000	4,168,589
EOG Resources Inc., Senior Notes	2.625%	3/15/23	1,040,000	1,035,997
EQT Corp., Senior Notes	3.125%	5/15/26	1,300,000	1,196,436	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	420,000	388,653
EQT Corp., Senior Notes	5.000%	1/15/29	1,150,000	1,083,505
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	890,000	881,759
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,870,000	1,802,777
Kinder Morgan Energy Partners LP, Senior Notes	3.450%	2/15/23	1,160,000	1,157,548
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	2,150,000	2,114,812
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	1,790,000	1,757,081
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	1,000,000	804,000	(a)
MPLX LP, Senior Notes	4.500%	7/15/23	1,850,000	1,842,916
MPLX LP, Senior Notes	4.000%	2/15/25	3,380,000	3,278,720
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	2,150,000	1,981,848
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	1,250,000	1,215,950
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,210,000	937,387	(a)
Pioneer Natural Resources Co., Senior Notes	0.550%	5/15/23	1,230,000	1,209,925
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	2,480,000	2,213,130
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	500,000	466,769	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	2,460,000	2,319,622
Targa Resources Corp., Senior Notes	5.200%	7/1/27	2,100,000	2,061,671
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,840,000	1,965,843
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	2,130,000	2,018,920
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	170,000	161,208
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.100%)	5.041%	1/13/23	40,000	39,940	(c)
Williams Cos. Inc., Senior Notes	4.500%	11/15/23	1,150,000	1,141,915
Williams Cos. Inc., Senior Notes	4.300%	3/4/24	1,300,000	1,284,877
Total Energy				62,473,071

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financials — 23.1%
Banks — 16.6%
Banco Santander SA, Senior Notes	3.125%	2/23/23	$1,600,000	$1,595,402
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	198,954
Banco Santander SA, Senior Notes	2.746%	5/28/25	3,200,000	2,997,694
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	1,200,000	1,114,778	(c)
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	8,440,000	7,607,672	(c)
Bank of America Corp., Senior Notes (1.486% to 5/19/23 then SOFR + 1.460%)	1.486%	5/19/24	2,740,000	2,697,441	(c)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	840,000	818,097	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	3,840,000	3,825,813	(c)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	1,490,000	1,455,486	(c)
Bank of Montreal, Senior Notes	3.300%	2/5/24	690,000	677,364
Bank of Montreal, Senior Notes	2.500%	6/28/24	1,490,000	1,435,648
Bank of Nova Scotia, Senior Notes	0.800%	6/15/23	1,300,000	1,276,002
Bank of Nova Scotia, Senior Notes	3.450%	4/11/25	1,220,000	1,175,105
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	1,310,000	1,201,426
Bank of Nova Scotia, Senior Notes	1.050%	3/2/26	650,000	575,472
BNP Paribas SA, Senior Notes	3.500%	3/1/23	1,610,000	1,606,146	(a)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	2,110,000	2,032,122	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	970,000	891,454	(a)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	780,000	772,519	(a)(c)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	3,070,000	3,013,285
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	540,000	487,053	(c)(d)
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	6,900,000	6,803,265	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	3,090,000	2,927,558	(c)
Citigroup Inc., Senior Notes (3.290% to 3/17/25 then SOFR + 1.528%)	3.290%	3/17/26	1,510,000	1,436,582	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	$3,000,000	$2,947,311
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.339%	6/24/26	2,830,000	2,547,059	(a)(c)
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	510,000	470,632	(a)(c)
Credit Agricole SA, Senior Notes (1.247% to 1/26/26 then SOFR + 0.892%)	1.247%	1/26/27	2,030,000	1,777,489	(a)(c)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,220,000	1,210,389	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	1,100,000	1,027,523	(a)
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	3,680,000	3,567,490	(a)(c)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	3,460,000	3,205,343	(c)
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. USD LIBOR + 1.211%)	3.803%	3/11/25	1,160,000	1,128,203	(c)
ING Groep NV, Senior Notes (4.017% to 3/28/27 then SOFR + 1.830%)	4.017%	3/28/28	1,680,000	1,573,440	(c)
Intesa Sanpaolo SpA, Senior Notes	3.250%	9/23/24	430,000	408,121	(a)
JPMorgan Chase & Co., Senior Notes (0.697%to 3/16/23 then SOFR + 0.580%)	0.697%	3/16/24	3,700,000	3,661,390	(c)
JPMorgan Chase & Co., Senior Notes (2.083%to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	8,720,000	8,102,172	(c)
JPMorgan Chase & Co., Senior Notes (3.220%to 3/1/24 then 3 mo. USD LIBOR + 1.155%)	3.220%	3/1/25	920,000	894,598	(c)
JPMorgan Chase & Co., Senior Notes (3.845%to 6/14/24 then SOFR + 0.980%)	3.845%	6/14/25	1,450,000	1,418,513	(c)
JPMorgan Chase & Co., Senior Notes (4.023%to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	2,530,000	2,493,186	(c)
KeyBank NA, Senior Notes (0.423% to 1/3/23 then SOFR + 0.340%)	0.423%	1/3/24	1,410,000	1,409,817	(c)
Lloyds Banking Group PLC, Senior Notes	4.050%	8/16/23	690,000	685,487
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	370,000	363,335
Lloyds Banking Group PLC, Senior Notes (3.870% to 7/9/24 then 1 year Treasury Constant Maturity Rate + 3.500%)	3.870%	7/9/25	3,160,000	3,060,306	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes	1.412%	7/17/25	640,000	581,768

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Mitsubishi UFJ Financial Group Inc., Senior Notes (0.848% to 9/15/23 then 1 year Treasury Constant Maturity Rate + 0.680%)	0.848%	9/15/24	$1,620,000	$1,563,941	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	270,000	260,273	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes (4.080% to 4/19/27 then 1 year Treasury Constant Maturity Rate + 1.300%)	4.080%	4/19/28	280,000	264,415	(c)
Mizuho Financial Group Inc., Senior Notes (0.849% to 9/8/23 then SOFR + 0.872%)	0.849%	9/8/24	1,160,000	1,119,809	(c)
NatWest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	1,770,000	1,731,687	(c)
Nordea Bank Abp, Senior Notes	0.625%	5/24/24	1,050,000	983,304	(a)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	900,000	887,031
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	710,000	703,940
Royal Bank of Canada, Senior Notes	3.375%	4/14/25	3,340,000	3,230,431
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	1,060,000	971,204
Royal Bank of Canada, Senior Notes (SOFR + 0.360%)	4.353%	7/29/24	1,450,000	1,434,154	(c)
Sumitomo Mitsui Financial Group Inc., Senior Notes	0.508%	1/12/24	510,000	485,712
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	4.879%	10/16/23	1,290,000	1,291,607	(c)
Swedbank AB, Senior Notes	3.356%	4/4/25	4,390,000	4,223,062	(a)
Toronto-Dominion Bank, Senior Notes	0.300%	6/2/23	2,820,000	2,767,564
US Bancorp, Senior Notes	3.375%	2/5/24	795,000	781,140
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	3,770,000	3,720,357
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	4,690,000	4,615,008	(c)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	5,830,000	5,430,757	(c)
Wells Fargo & Co., Senior Notes (3.908% to 4/25/25 then SOFR + 1.320%)	3.908%	4/25/26	3,070,000	2,986,467	(c)
Total Banks				130,607,773
Capital Markets — 5.0%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	440,000	409,223
Bank of New York Mellon Corp., Senior Notes (3.992% to 6/13/27 then SOFR + 1.151%)	3.992%	6/13/28	900,000	862,407	(c)
Charles Schwab Corp., Senior Notes	0.750%	3/18/24	1,970,000	1,873,140

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	17

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Credit Suisse AG, Senior Notes	1.000%	5/5/23	$940,000	$918,325
Credit Suisse AG, Senior Notes	0.520%	8/9/23	1,110,000	1,056,139
Credit Suisse AG, Senior Notes	3.625%	9/9/24	1,140,000	1,063,682
Credit Suisse AG, Senior Notes	2.950%	4/9/25	880,000	792,705
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	880,000	752,312	(a)(c)
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	1,490,000	1,318,119	(a)(c)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	370,000	369,094
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	6,190,000	6,085,636
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	1,010,000	972,118
Goldman Sachs Group Inc., Senior Notes (3.272% to 9/29/24 then 3 mo. USD LIBOR + 1.201%)	3.272%	9/29/25	4,940,000	4,763,618	(c)
Goldman Sachs Group Inc., Senior Notes (4.387% to 6/15/26 then SOFR + 1.510%)	4.387%	6/15/27	720,000	694,572	(c)
Morgan Stanley, Senior Notes (0.529% to 1/25/23 then SOFR + 0.455%)	0.529%	1/25/24	6,310,000	6,267,834	(c)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	4,380,000	4,073,939	(c)
Morgan Stanley, Senior Notes (3.620% to 4/17/24 then SOFR + 1.160%)	3.620%	4/17/25	3,400,000	3,319,445	(c)
UBS AG, Senior Notes	0.375%	6/1/23	1,990,000	1,950,543	(a)
UBS AG, Senior Notes	0.700%	8/9/24	1,000,000	932,429	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	940,000	914,955	(a)
Total Capital Markets				39,390,235
Consumer Finance — 0.4%
Caterpillar Financial Services Corp., Senior Notes	0.450%	5/17/24	2,960,000	2,789,866
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	840,000	832,331
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	1.650%	10/29/24	2,910,000	2,686,141
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	1,050,000	1,039,243	(a)
National Securities Clearing Corp., Senior Notes	0.750%	12/7/25	1,020,000	904,884	(a)
USAA Capital Corp., Senior Notes	0.500%	5/1/24	340,000	320,661	(a)
Total Diversified Financial Services				5,783,260
Insurance — 0.4%
American International Group Inc., Senior Notes	2.500%	6/30/25	60,000	56,540

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Great-West Lifeco US Finance 2020 LP, Senior Notes	0.904%	8/12/25	$1,630,000	$1,451,329	(a)
MassMutual Global Funding II, Senior Secured Notes	0.850%	6/9/23	460,000	451,595	(a)
Metropolitan Life Global Funding I, Secured Notes	0.900%	6/8/23	320,000	314,743	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	940,000	852,017	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	60,000	54,623	(a)
Total Insurance				3,180,847
Total Financials				181,751,981
Health Care — 4.4%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	3.750%	11/14/23	2,930,000	2,901,684
AbbVie Inc., Senior Notes	2.600%	11/21/24	2,770,000	2,651,941
AbbVie Inc., Senior Notes	2.950%	11/21/26	390,000	363,239
Gilead Sciences Inc., Senior Notes	0.750%	9/29/23	590,000	571,766
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	690,000	678,695
Total Biotechnology				7,167,325
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	580,000	567,097
Health Care Providers & Services — 2.5%
Centene Corp., Senior Notes	4.250%	12/15/27	360,000	338,424
Cigna Corp., Senior Notes	3.750%	7/15/23	2,364,000	2,348,907
Cigna Corp., Senior Notes	4.125%	11/15/25	2,090,000	2,044,271
CVS Health Corp., Senior Notes	2.625%	8/15/24	3,630,000	3,489,272
CVS Health Corp., Senior Notes	3.875%	7/20/25	2,070,000	2,021,977
CVS Health Corp., Senior Notes	3.000%	8/15/26	1,570,000	1,468,520
Elevance Health Inc., Senior Notes	3.300%	1/15/23	930,000	929,326
Humana Inc., Senior Notes	0.650%	8/3/23	3,020,000	2,942,812
Humana Inc., Senior Notes	4.500%	4/1/25	590,000	583,362
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	50,000	49,727
UnitedHealth Group Inc., Senior Notes	0.550%	5/15/24	1,450,000	1,368,833
UnitedHealth Group Inc., Senior Notes	2.375%	8/15/24	460,000	442,629
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	420,000	410,983
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	350,000	317,569
UnitedHealth Group Inc., Senior Notes	3.700%	5/15/27	1,150,000	1,114,255
Total Health Care Providers & Services				19,870,867

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	19

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 0.9%
Astrazeneca Finance LLC, Senior Notes	0.700%	5/28/24	$3,420,000	$3,225,181
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	301,000	292,375
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,500,000	1,469,295
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	1,370,000	1,200,846
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	1,000,000	905,150
Total Pharmaceuticals				7,092,847
Total Health Care				34,698,136
Industrials — 3.1%
Aerospace & Defense — 1.4%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,510,000	1,370,594	(a)
Boeing Co., Senior Notes	1.433%	2/4/24	2,970,000	2,847,421
Boeing Co., Senior Notes	4.875%	5/1/25	2,880,000	2,860,539
Boeing Co., Senior Notes	2.196%	2/4/26	1,640,000	1,491,857
General Dynamics Corp., Senior Notes	3.250%	4/1/25	1,340,000	1,299,554
L3Harris Technologies Inc., Senior Notes	3.850%	6/15/23	810,000	805,392
Total Aerospace & Defense				10,675,357
Airlines — 0.4%
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,000,000	1,022,848	(a)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	30,000	27,207	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	538,000	540,674	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	800,000	742,901	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,410,000	1,230,155	(a)
Total Airlines				3,563,785
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.242%	2/15/25	62,000	58,449
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	2.500%	8/15/24	460,000	441,098
Electrical Equipment — 0.0%††
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	100,000	85,118	(a)
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	3.250%	2/14/24	2,150,000	2,110,909
Machinery — 0.2%
John Deere Capital Corp., Senior Notes	0.450%	6/7/24	2,070,000	1,946,583

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.1%
Canadian Pacific Railway Co., Senior Notes	1.750%	12/2/26	$1,340,000	$1,195,971
XPO Inc., Senior Notes	6.250%	5/1/25	22,000	22,299	(a)
Total Road & Rail				1,218,270
Trading Companies & Distributors — 0.6%
Air Lease Corp., Senior Notes	0.700%	2/15/24	1,900,000	1,795,539
Air Lease Corp., Senior Notes	1.875%	8/15/26	3,030,000	2,635,408
Total Trading Companies & Distributors				4,430,947
Total Industrials				24,530,516
Information Technology — 2.0%
Communications Equipment — 0.0%††
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	40,000	32,323	(a)
IT Services — 0.5%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	910,000	885,486
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	2,510,000	2,332,420
Visa Inc., Senior Notes	3.150%	12/14/25	520,000	501,898
Total IT Services				3,719,804
Semiconductors & Semiconductor Equipment — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.625%	1/15/24	790,000	776,781
Broadcom Inc., Senior Notes	3.150%	11/15/25	230,000	218,108
Intel Corp., Senior Notes	3.700%	7/29/25	1,310,000	1,278,973
Microchip Technology Inc., Senior Secured Notes	4.333%	6/1/23	1,340,000	1,334,502
Microchip Technology Inc., Senior Secured Notes	0.983%	9/1/24	360,000	333,569
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	46,000	43,343
Texas Instruments Inc., Senior Notes	1.375%	3/12/25	540,000	504,610
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	1,150,000	1,027,489
Total Semiconductors & Semiconductor Equipment				5,517,375
Software — 0.5%
Oracle Corp., Senior Notes	2.400%	9/15/23	1,050,000	1,029,435
Workday Inc., Senior Notes	3.500%	4/1/27	3,240,000	3,032,901
Total Software				4,062,336
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc., Senior Notes	1.125%	5/11/25	2,350,000	2,165,588
Total Information Technology				15,497,426

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	21

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.8%
Chemicals — 0.0%††
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	$320,000	$276,845	(a)
Metals & Mining — 0.7%
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	980,000	975,005	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	1,840,000	1,811,360	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	840,000	829,414	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	751,000	794,098
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	710,000	665,985
Total Metals & Mining				5,075,862
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	990,000	994,347	(a)
Total Materials				6,347,054
Real Estate — 0.0%††
Equity Real Estate Investment Trusts (REITs) — 0.0%††
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	390,000	331,163	(a)
Utilities — 0.3%
Electric Utilities — 0.3%
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	6/8/25	1,190,000	1,172,744
Southern California Edison Co., First Mortgage Bonds	0.975%	8/1/24	1,170,000	1,094,787
Total Utilities				2,267,531
Total Corporate Bonds & Notes (Cost — $439,267,335)				416,637,414
Asset-Backed Securities — 13.2%
ABFC Trust, 2002-WF2 A2 (1 mo. USD LIBOR + 1.125%)	5.514%	5/25/32	17,780	17,510	(c)
ABFC Trust, 2003-OPT1 A3 (1 mo. USD LIBOR + 0.680%)	5.069%	4/25/33	490,227	451,871	(c)
ABFC Trust, 2004-OPT2 M1 (1 mo. USD LIBOR + 0.825%)	5.214%	8/25/33	1,532	1,529	(c)
ABPCI Direct Lending Fund CLO LP, 2020-10A A1A (3 mo. USD LIBOR + 1.950%)	6.193%	1/20/32	980,000	965,816	(a)(c)
Allegro CLO Ltd., 2014-1RA A1 (3 mo. USD LIBOR + 1.080%)	5.358%	10/21/28	1,012,723	1,000,190	(a)(c)
Allegro CLO Ltd., 2019-2A A1A (3 mo. USD LIBOR + 1.390%)	5.617%	1/19/33	1,650,000	1,620,048	(a)(c)
American Express Credit Account Master Trust, 2018-9 A (1 mo. USD LIBOR + 0.380%)	4.698%	4/15/26	4,050,000	4,047,811	(c)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
AMMC CLO Ltd., 2020-23A A1R (3 mo. USD LIBOR + 1.040%)	5.119%	10/17/31	$3,140,000	$3,092,828	(a)(c)
Arbor Realty Commercial Real Estate Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.070%)	5.388%	8/15/34	1,320,000	1,260,003	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	940,000	853,214	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	1,230,000	1,072,914	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A C	2.130%	8/20/27	980,000	816,497	(a)
Ballyrock CLO Ltd., 2019-2A A1BR (3 mo. USD LIBOR + 1.200%)	5.875%	11/20/30	490,000	477,275	(a)(c)
Battery Park CLO Ltd., 2022-1A A1 (3 mo. Term SOFR + 2.210%)	6.390%	10/20/35	1,150,000	1,141,585	(a)(c)
BCRED MML CLO LLC, 2021-1A A (3 mo. USD LIBOR + 1.480%)	5.559%	1/15/35	1,050,000	1,010,339	(a)(c)
BDS Ltd., 2021-FL10 D (1 mo. USD LIBOR + 2.850%)	7.189%	12/16/36	1,320,000	1,218,233	(a)(c)
BlueMountain CLO Ltd., 2018-22A A1 (3 mo. USD LIBOR + 1.080%)	5.159%	7/15/31	770,000	757,295	(a)(c)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.600%)	4.989%	7/25/36	749,500	636,750	(a)(c)
Capital One Multi-Asset Execution Trust, 2018-A2 A2 (1 mo. USD LIBOR + 0.350%)	4.668%	3/16/26	2,220,000	2,221,564	(c)
Carlyle Global Market Strategies CLO Ltd., 2014-1A A1R2 (3 mo. USD LIBOR + 0.970%)	5.049%	4/17/31	667,969	658,190	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2014- 3RA A1A (3 mo. USD LIBOR + 1.050%)	5.408%	7/27/31	376,896	371,506	(a)(c)
CBAM Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.250%)	5.493%	7/20/30	348,860	345,611	(a)(c)
CCG Receivables Trust, 2021-2 A2	0.540%	3/14/29	1,690,232	1,614,779	(a)
Cedar Funding CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	1,700,000	1,579,566	(a)
Cerberus Loan Funding LP, 2019-2A A1 (3 mo. USD LIBOR + 1.800%)	5.879%	1/15/32	470,000	464,631	(a)(c)
Cerberus Loan Funding LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	5.929%	10/15/31	500,042	497,940	(a)(c)
Countrywide Asset-Backed Certificates Trust, 2002-S3 M1	4.800%	5/25/32	2,000	1,732	(c)
CWABS Revolving Home Equity Loan Trust, 2004-B 2A (1 mo. USD LIBOR + 0.220%)	4.538%	2/15/29	519,595	460,485	(c)
DB Master Finance LLC, 2021-1A A23	2.791%	11/20/51	1,306,800	1,010,622	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	23

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Dryden CLO Ltd., 2019-80A BR (3 mo. Term SOFR + 1.750%)	5.614%	1/17/33	$1,710,000	$1,605,773	(a)(c)
Dryden CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR + 1.040%)	5.119%	4/15/34	250,000	241,936	(a)(c)
Enterprise Fleet Financing LLC, 2022-3-A2	4.380%	7/20/29	1,130,000	1,105,428	(a)
Fortress Credit BSL Ltd., 2021-1A A (3 mo. USD LIBOR + 1.470%)	5.713%	4/20/33	1,990,000	1,939,355	(a)(c)
Foundation Finance Trust, 2021-1A A	1.270%	5/15/41	411,418	368,247	(a)
Galaxy CLO Ltd., 2018-26A A (3 mo. USD LIBOR + 1.200%)	5.865%	11/22/31	450,000	444,423	(a)(c)
GCI Funding LLC, 2021-1 A	2.380%	6/18/46	586,313	499,278	(a)
GoldenTree Loan Management US CLO 10 Ltd., 2021-10A A (3 mo. USD LIBOR + 1.100%)	5.343%	7/20/34	2,590,000	2,511,683	(a)(c)
GoldenTree Loan Opportunities Ltd., 2014-9A AR2 (3 mo. USD LIBOR + 1.110%)	5.525%	10/29/29	551,382	547,017	(a)(c)
Golub Capital Partners CLO LP, 2021-54A A (3 mo. USD LIBOR + 1.530%)	6.062%	8/5/33	1,980,000	1,906,083	(a)(c)
Golub Capital Partners CLO Ltd., 2018-36A B (3 mo. USD LIBOR + 1.650%)	6.182%	2/5/31	1,270,000	1,218,331	(a)(c)
Golub Capital Partners CLO Ltd., 2020-47A A1 (3 mo. USD LIBOR + 1.680%)	6.212%	5/5/32	1,080,000	1,042,765	(a)(c)
Golub Capital Partners CLO Ltd., 2015-25A AR (3 mo. USD LIBOR + 1.380%)	5.912%	5/5/30	1,286,529	1,268,888	(a)(c)
GoodLeap Sustainable Home Solutions Trust, 2021-4GS A	1.930%	7/20/48	617,853	472,337	(a)
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR + 1.900%)	6.646%	12/20/29	1,358,633	1,356,003	(a)(c)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.010%)	5.089%	4/15/31	500,000	491,197	(a)(c)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.020%)	5.338%	7/15/39	1,030,000	983,364	(a)(c)
Greywolf CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.890%)	5.936%	4/26/31	650,000	627,423	(a)(c)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	5.503%	1/20/30	1,199,446	1,187,136	(a)(c)
Grippen Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 2.300%)	6.543%	1/20/30	750,000	725,229	(a)(c)
Halsey Point CLO Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	5.593%	1/20/33	1,360,000	1,328,890	(a)(c)
Hertz Vehicle Financing LLC, 2021-1A A	1.210%	12/26/25	1,250,000	1,155,991	(a)
Hertz Vehicle Financing LP, 2021-2A A	1.680%	12/27/27	530,000	462,233	(a)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
HGI CRE CLO Ltd., 2021-FL2 A (1 mo. USD LIBOR + 1.000%)	5.326%	9/17/36	$1,320,000	$1,274,712	(a)(c)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	1,410,000	1,190,534	(a)
Home Equity Asset Trust, 2005-6 M5 (1 mo. USD LIBOR + 0.945%)	5.334%	12/25/35	380,000	350,976	(c)
JPMorgan Mortgage Acquisition Trust, 2007- CH2 MV2 (1 mo. USD LIBOR + 0.300%)	4.689%	1/25/37	420,000	402,297	(c)
KKR Financial CLO Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	5.079%	4/15/31	460,000	451,964	(a)(c)
LCM LP, 19A AR (3 mo. USD LIBOR + 1.240%)	5.319%	7/15/27	53,899	53,804	(a)(c)
Magnetite Ltd., 2015-14RA A2 (3 mo. USD LIBOR + 1.120%)	5.314%	10/18/31	730,000	717,325	(a)(c)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	4.649%	6/25/46	36,120	34,158	(a)(c)
Mercury Financial Credit Card Master Trust, 2021-1A B	2.330%	3/20/26	920,000	857,063	(a)
MF1 LLC, 2022-FL9 A (1 mo. Term SOFR + 2.150%)	6.471%	6/19/37	1,450,000	1,430,931	(a)(c)
MF1 Ltd., 2021-FL7 A (1 mo. USD LIBOR + 1.080%)	5.419%	10/16/36	1,060,000	1,018,390	(a)(c)
Midocean Credit CLO, 2018-8A A1R (3 mo. USD LIBOR + 1.050%)	5.725%	2/20/31	1,300,000	1,278,012	(a)(c)
Midocean Credit CLO, 2018-9A B (3 mo. USD LIBOR + 1.750%)	5.993%	7/20/31	1,750,000	1,691,904	(a)(c)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	5.843%	10/20/30	250,000	240,343	(a)(c)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	5.689%	3/25/66	1,940,000	1,913,168	(a)(c)
Navient Student Loan Trust, 2021-1A A1B (1 mo. USD LIBOR + 0.600%)	4.989%	12/26/69	735,256	704,054	(a)(c)
Nelnet Student Loan Trust, 2014-6A A (1 mo. USD LIBOR + 0.650%)	5.039%	11/25/52	276,243	267,768	(a)(c)
Nelnet Student Loan Trust, 2021-A A2 (1 mo. USD LIBOR + 1.030%)	5.383%	4/20/62	1,310,000	1,225,012	(a)(c)
Nelnet Student Loan Trust, 2021-A APT1	1.360%	4/20/62	644,402	570,799	(a)
Neuberger Berman Loan Advisers CLO Ltd., 2017-24A AR (3 mo. USD LIBOR + 1.020%)	5.247%	4/19/30	493,505	486,779	(a)(c)
Neuberger Berman Loan Advisers CLO Ltd., 2021-40A A (3 mo. USD LIBOR + 1.060%)	5.139%	4/16/33	600,000	592,093	(a)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	25

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Neuberger Berman Loan Advisers CLO Ltd., 2018-29A A1 (3 mo. USD LIBOR + 1.130%)	5.357%	10/19/31	$250,000	$247,014	(a)(c)
NextGear Floorplan Master Owner Trust, 2020-1A A2	1.550%	2/15/25	1,320,000	1,314,793	(a)
Ocean Trails CLO, 2019-7A AR (3 mo. USD LIBOR + 1.010%)	5.089%	4/17/30	1,520,743	1,498,427	(a)(c)
OCP CLO Ltd., 2014-5A A1R (3 mo. USD LIBOR + 1.080%)	5.407%	4/26/31	970,000	952,786	(a)(c)
Octagon Investment Partners Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	5.650%	2/14/31	260,000	255,760	(a)(c)
Octagon Investment Partners Ltd., 2018-1A A1A (3 mo. USD LIBOR + 1.060%)	5.303%	1/20/31	2,080,000	2,055,040	(a)(c)
Octagon Investment Partners Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.160%)	5.403%	7/20/34	750,000	731,598	(a)(c)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR + 1.040%)	5.732%	5/23/31	240,000	236,434	(a)(c)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	442,304	359,543
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	395,674	332,685
Owl Rock CLO Ltd., 2019-1A A (3 mo. USD LIBOR + 1.800%)	6.475%	5/20/31	720,000	702,500	(a)(c)
Parliament Funding Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.250%)	5.493%	10/20/31	1,950,000	1,927,076	(a)(c)
Recette CLO Ltd., 2015-1A ARR (3 mo. USD LIBOR + 1.080%)	5.323%	4/20/34	350,000	340,488	(a)(c)
Santander Drive Auto Receivables Trust, 2021-2 B	0.590%	9/15/25	623,227	621,503
Saranac CLO Ltd., 2014-3A BR (3 mo. USD LIBOR + 1.850%)	6.603%	6/22/30	690,000	673,277	(a)(c)
Saxon Asset Securities Trust, 2003-3 M1 (1 mo. USD LIBOR + 0.975%)	3.521%	12/25/33	18,440	17,732	(c)
Saxon Asset Securities Trust, 2006-3 A4 (1 mo. USD LIBOR + 0.240%)	4.629%	10/25/46	1,420,000	1,205,698	(c)
SLM Private Credit Student Loan Trust, 2005-A A4 (3 mo. USD LIBOR + 0.310%)	5.079%	12/15/38	1,090,132	1,039,403	(c)
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	5.059%	6/15/39	782,420	737,172	(c)
SLM Private Credit Student Loan Trust, 2006-B A5 (3 mo. USD LIBOR + 0.270%)	5.039%	12/15/39	436,063	412,734	(c)

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR + 0.750%)	5.519%	3/15/33	$37,164	$36,631	(a)(c)
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR + 0.670%)	5.439%	12/17/68	773,447	750,031	(a)(c)
SLM Student Loan Trust, 2005-8 A5 (3 mo. USD LIBOR + 0.170%)	4.528%	1/25/40	1,344,381	1,276,980	(c)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	497,240	473,739	(a)
SMB Private Education Loan Trust, 2021-A A2A1 (1 mo. USD LIBOR + 0.730%)	5.048%	1/15/53	493,269	472,492	(a)(c)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	527,885	461,601	(a)
SMB Private Education Loan Trust, 2021-A C	2.990%	1/15/53	970,000	811,658	(a)
Sonic Capital LLC, 2020-1A A2I	3.845%	1/20/50	87,900	78,346	(a)
Stonepeak ABS, 2021-1A A	2.675%	2/28/33	1,408,261	1,217,429	(a)
Stratus CLO Ltd., 2021-3A A (3 mo. USD LIBOR + 0.950%)	5.193%	12/29/29	1,335,169	1,317,639	(a)(c)
Stratus Static CLO Ltd., 2022-3A A (3 mo. Term SOFR + 2.150%)	0.010%	10/20/31	750,000	748,142	(a)(c)
Structured Asset Securities Corp., 2004-SC1 A	7.898%	12/25/29	5,459	4,727	(a)(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.570%)	4.959%	10/25/36	355,307	346,578	(a)(c)
Structured Asset Securities Corp. Trust, 2005- SC1 1A2	6.693%	5/25/31	483,677	389,748	(a)(c)
STWD Ltd., 2022-FL3 A (30 Day Average SOFR + 1.350%)	5.157%	11/15/38	250,000	242,204	(a)(c)
Symphony CLO Ltd., 2016-18A BR (3 mo. USD LIBOR + 1.600%)	5.925%	7/23/33	1,040,000	1,000,619	(a)(c)
Symphony CLO Ltd., 2018-19A A (3 mo. USD LIBOR + 0.960%)	5.039%	4/16/31	260,000	255,130	(a)(c)
TCI-Flatiron CLO Ltd., 2016-1A AR3 (3 mo. Term SOFR + 1.100%)	4.964%	1/17/32	1,200,000	1,185,365	(a)(c)
TRP LLC, 2021-1 A	2.070%	6/19/51	907,741	762,315	(a)
Voya CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 0.900%)	5.094%	1/18/29	594,616	588,482	(a)(c)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	5.229%	10/15/31	350,000	345,510	(a)(c)
Voya CLO Ltd., 2018-4A A1AR (3 mo. USD LIBOR + 1.040%)	5.119%	1/15/32	820,000	806,205	(a)(c)
Wells Fargo Home Equity Asset-Backed Securities Trust, 2006-1 M5 (1 mo. USD LIBOR + 0.555%)	4.944%	5/25/36	1,340,000	1,202,487	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	27

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Whitebox CLO Ltd., 2019-1A ANAR (3 mo. USD LIBOR + 1.130%)	5.455%	7/24/32	$2,040,000	$1,997,313	(a)(c)
Whitebox CLO Ltd., 2020-2A A1R (3 mo. USD LIBOR + 1.220%)	5.545%	10/24/34	610,000	589,195	(a)(c)
Whitebox CLO Ltd., 2021-3A A1 (3 mo. USD LIBOR + 1.220%)	5.299%	10/15/34	660,000	637,471	(a)(c)
ZAIS CLO Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	5.569%	7/15/32	300,000	271,131	(a)(c)
Total Asset-Backed Securities (Cost — $108,251,504)				103,840,261
Collateralized Mortgage Obligations (e) — 12.0%
Alternative Loan Trust, 2005-56 4A1 (1 mo. USD LIBOR + 0.620%)	5.009%	11/25/35	64,928	56,347	(c)
AREIT Trust, 2021-CRE5 A (1 mo. USD LIBOR + 1.080%)	5.419%	11/17/38	706,191	680,618	(a)(c)
AREIT Trust, 2022-CRE6 A (30 Day Average SOFR + 1.250%)	5.076%	1/16/37	1,254,906	1,197,510	(a)(c)
Banc of America Mortgage Trust, 2003-C B1	2.706%	4/25/33	17,884	3,329	(c)
BANK, 2017-BNK9 ASB	3.470%	11/15/54	1,279,989	1,223,410
BANK, 2022-BNK39 XA, IO	0.426%	2/15/55	60,754,819	1,774,211	(c)
Bear Stearns ALT-A Trust, 2007-1 1A1 (1 mo. USD LIBOR + 0.320%)	4.709%	1/25/47	84,911	67,069	(c)
Benchmark Mortgage Trust, 2021-B31 A5	2.669%	12/15/54	1,320,000	1,094,149
BPR Trust, 2021-TY C (1 mo. USD LIBOR + 1.700%)	6.018%	9/15/38	990,000	912,435	(a)(c)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR + 0.921%)	5.239%	12/15/38	1,320,000	1,275,801	(a)(c)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. USD LIBOR + 0.700%)	5.018%	9/15/36	1,000,000	964,712	(a)(c)
BX Commercial Mortgage Trust, 2021-XL2 A (1 mo. USD LIBOR + 0.689%)	5.007%	10/15/38	1,529,080	1,471,919	(a)(c)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. USD LIBOR + 3.890%)	8.208%	10/15/38	917,448	835,771	(a)(c)
BX Commercial Mortgage Trust, 2022-AHP A (1 mo. Term SOFR + 0.990%)	5.326%	1/17/39	1,270,000	1,217,748	(a)(c)
BX Mortgage Trust, 2021-PAC A (1 mo. USD LIBOR + 0.689%)	5.007%	10/15/36	330,000	317,260	(a)(c)
BX Trust, 2019-OC11 A	3.202%	12/9/41	680,000	570,734	(a)
BX Trust, 2021-ARIA A (1 mo. USD LIBOR + 0.899%)	5.217%	10/15/36	1,650,000	1,572,381	(a)(c)

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	6.213%	10/15/36	$930,000	$862,894	(a)(c)
BX Trust, 2021-ARIA G (1 mo. USD LIBOR + 3.142%)	7.460%	10/15/36	990,000	888,991	(a)(c)
BX Trust, 2021-BXMF A (1 mo. USD LIBOR + 0.636%)	4.954%	10/15/26	1,640,000	1,574,602	(a)(c)
BX Trust, 2021-SDMF F (1 mo. USD LIBOR + 1.937%)	6.255%	9/15/34	1,170,000	1,082,689	(a)(c)
BX Trust, 2022-CLS A	5.760%	10/13/27	1,630,000	1,599,111	(a)
BX Trust, 2022-LBA6 A (1 mo. Term SOFR + 1.000%)	5.336%	1/15/39	1,290,000	1,248,516	(a)(c)
BX Trust, 2022-PSB A (1 mo. Term SOFR + 2.451%)	6.787%	8/15/39	1,621,243	1,620,080	(a)(c)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	960,000	893,479	(c)
CFK Trust, 2020-MF2 F	3.458%	3/15/39	1,270,000	992,671	(a)(c)
Chase Mortgage Finance Trust, 2007-A1 2A3	3.645%	2/25/37	6,793	6,229	(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	4.689%	8/25/35	1,327	1,198	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-4A A2 (1 mo. USD LIBOR + 0.580%)	4.969%	10/25/35	11,307	10,293	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	4.589%	1/25/36	2,467	2,176	(a)(c)
Citigroup Commercial Mortgage Trust, 2013- 375P A	3.251%	5/10/35	330,000	309,406	(a)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	930,000	852,980
Citigroup Mortgage Loan Trust, 2007-AR4 2A1A	2.524%	3/25/37	19,631	18,505	(c)
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	4.809%	7/25/36	86,287	82,325	(a)(c)
CSMC Trust, 2014-11R 15A2	3.683%	1/27/36	610,619	556,684	(a)(c)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,730,000	1,413,020	(a)
CSMC Trust, 2020-RPL4 A1	2.000%	1/25/60	307,121	273,880	(a)(c)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.000%)	7.818%	12/15/35	1,350,000	1,346,127	(a)(c)
DSLA Mortgage Loan Trust, 2005-AR1 2A1A (1 mo. USD LIBOR + 0.500%)	4.839%	2/19/45	10,906	10,517	(c)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	481,384	372,641	(a)(c)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	1,158,679	974,759	(a)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	29

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. USD LIBOR + 0.701%)	5.019%	11/15/38	$2,310,000	$2,220,835	(a)(c)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	5.398%	7/15/38	1,386,193	1,348,315	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	59,653	58,833
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3877 FA, PAC-1 (1 mo. USD LIBOR + 0.350%)	4.668%	11/15/40	7,944	7,936	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	6.689%	1/25/50	230,000	217,309	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	6.239%	2/25/50	167,406	167,135	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 M2 (30 Day Average SOFR + 2.000%)	5.928%	12/25/50	1,140,939	1,133,690	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 M2 (30 Day Average SOFR + 1.800%)	5.728%	1/25/51	191,905	187,484	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1A (30 Day Average SOFR + 2.000%)	5.928%	4/25/42	384,484	382,741	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1B (30 Day Average SOFR + 2.900%)	6.828%	4/25/42	590,000	583,838	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	676,673	612,602	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	1,040,000	911,396	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	950,000	809,082	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	9.289%	11/25/24	128,998	132,439	(a)(c)

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	8.389%	5/25/30	$370,000	$379,864	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	7.939%	7/25/30	410,000	417,826	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	8.639%	1/25/31	190,000	196,553	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	6.489%	10/25/39	54,329	54,203	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M2 (1 mo. USD LIBOR + 2.050%)	6.439%	1/25/40	130,639	129,820	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2022-R04 1M2 (30 Day Average SOFR + 3.100%)	7.028%	3/25/42	540,000	538,739	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	194,002	172,717
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	43,382	40,151
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	15,837	15,550	(a)(c)
Freddie Mac Structured Pass-Through Certificates, T-51 1A	6.500%	9/25/43	40,755	41,789	(c)
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	4.735%	2/20/60	25,458	25,290	(c)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	4.605%	3/20/60	225,527	224,247	(c)
Government National Mortgage Association (GNMA), 2010-H10 FB (1 mo. USD LIBOR + 1.000%)	5.055%	5/20/60	315,517	315,641	(c)
Government National Mortgage Association (GNMA), 2010-H20 AF (1 mo. USD LIBOR + 0.330%)	4.172%	10/20/60	591,646	586,095	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	4.148%	8/20/58	532,016	527,099	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	31

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	4.292%	11/20/60	$750,175	$745,157	(c)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	4.342%	1/20/61	63,348	62,908	(c)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	4.342%	12/20/60	89,247	88,539	(c)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	4.292%	2/20/61	124,818	123,816	(c)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	4.342%	2/20/61	65,890	65,407	(c)
Government National Mortgage Association (GNMA), 2011-H19 FA (1 mo. USD LIBOR + 0.470%)	4.312%	8/20/61	281,806	279,894	(c)
Government National Mortgage Association (GNMA), 2012-H21 FA (1 mo. USD LIBOR + 0.500%)	4.342%	7/20/62	2,247,684	2,229,863	(c)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	4.372%	10/20/62	100,107	99,515	(c)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	4.362%	10/20/62	74,518	73,985	(c)
Government National Mortgage Association (GNMA), 2013-H02 FD (1 mo. USD LIBOR + 0.340%)	4.182%	12/20/62	736,133	728,640	(c)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	4.242%	3/20/63	327,394	323,588	(c)
Government National Mortgage Association (GNMA), 2013-H14 FC (1 mo. USD LIBOR + 0.470%)	4.312%	6/20/63	75,784	75,217	(c)
Government National Mortgage Association (GNMA), 2013-H14 FD (1 mo. USD LIBOR + 0.470%)	4.312%	6/20/63	33,962	33,692	(c)
Government National Mortgage Association (GNMA), 2013-H14 FG (1 mo. USD LIBOR + 0.470%)	4.312%	5/20/63	31,505	31,255	(c)

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Government National Mortgage Association (GNMA), 2021-H03 FA (30 Day Average SOFR + 0.380%)	4.206%	4/20/70	$2,331,720	$2,292,608	(c)
Government National Mortgage Association (GNMA), 2021-H16 FG (30 Day Average SOFR + 0.300%)	3.954%	9/20/71	2,482,919	2,433,413	(c)
Government National Mortgage Association (GNMA), 2022-H08 FA (30 Day Average SOFR + 0.750%)	3.291%	4/20/72	2,427,297	2,351,058	(c)
GS Mortgage Securities Corp. Trust, 2021-IP A (1 mo. USD LIBOR + 0.950%)	5.268%	10/15/36	990,000	925,243	(a)(c)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	7.068%	5/15/38	1,000,000	952,865	(a)(c)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	4.889%	5/25/37	41,014	38,241	(a)(c)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.540%)	4.929%	11/25/36	745,283	553,680	(c)
IndyMac INDX Mortgage Loan Trust, 2004-AR14 2A1A (1 mo. USD LIBOR + 0.720%)	5.109%	1/25/35	46,709	35,947	(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C7 A5	3.409%	10/15/50	893,000	821,556
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	1,350,000	1,081,093	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYAH F (1 mo. USD LIBOR + 2.190%)	6.508%	6/15/38	1,320,000	1,237,894	(a)(c)
JPMorgan Resecuritization Trust, 2009-10 7A2	6.054%	2/26/37	1,654,241	742,678	(a)(c)
Luminent Mortgage Trust, 2006-7 2A2 (1 mo. USD LIBOR + 0.440%)	4.829%	12/25/36	17,669	17,900	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	7,999	6,090	(a)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.350%)	8.668%	11/15/36	625,000	596,353	(a)(c)
Med Trust, 2021-MDLN E (1 mo. USD LIBOR + 3.150%)	7.468%	11/15/38	980,000	912,584	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2003-A2 2M1	3.065%	3/25/33	40,159	31,944	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.186%	2/25/34	6,640	6,112	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A2	3.186%	2/25/34	282,698	260,225	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	33

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	$210,893	$201,990
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.975%)	5.293%	11/15/34	299,326	290,086	(a)(c)
Morgan Stanley Capital I Trust, 2018-H4 XA, IO	0.831%	12/15/51	24,118,966	880,747	(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.650%)	5.968%	5/15/36	587,447	562,294	(a)(c)
Mortgage Repurchase Agreement Financing Trust, 2022-S1 A1 (30 Day Average SOFR + 2.000%)	5.805%	3/30/25	1,220,000	1,211,717	(a)(c)
MSC Trust, 2021-ILP A (1 mo. USD LIBOR + 0.778%)	5.096%	11/15/23	1,654,529	1,592,822	(a)(c)
New Residential Mortgage Loan Trust, 2017-2A B2	4.750%	3/25/57	330,084	305,990	(a)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	135,333	126,354	(a)(c)
New Residential Mortgage Loan Trust, 2019-6A A1B	3.500%	9/25/59	537,996	497,330	(a)(c)
New Residential Mortgage Loan Trust, 2022- NQM2 A1	3.079%	3/27/62	1,264,656	1,130,178	(a)(c)
OBX Trust, 2022-NQM1 A1	2.305%	11/25/61	1,085,007	934,806	(a)(c)
OPG Trust, 2021-PORT A (1 mo. USD LIBOR + 0.484%)	4.802%	10/15/36	904,694	865,735	(a)(c)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	6.628%	12/27/33	1,320,000	1,234,130	(a)(c)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	4,052	1,775
Ready Capital Mortgage Financing LLC, 2021- FL7 A (1 mo. USD LIBOR + 1.200%)	5.589%	11/25/36	1,621,117	1,555,237	(a)(c)
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	4.939%	5/25/37	484,343	358,093	(c)
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR + 0.680%)	5.802%	6/20/33	91,473	86,052	(c)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. USD LIBOR + 2.400%)	6.718%	5/15/38	920,000	795,793	(a)(c)
SG Residential Mortgage Trust, 2022-1 A1	3.166%	3/27/62	1,384,372	1,244,020	(a)(c)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	10.336%	2/15/39	1,543,345	1,432,146	(a)(c)
SMRT, 2022-MINI A (1 mo. Term SOFR + 1.000%)	5.336%	1/15/39	1,290,000	1,246,937	(a)(c)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	5.049%	11/15/38	1,650,000	1,589,411	(a)(c)

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
SREIT Trust, 2021-MFP2 A (1 mo. USD LIBOR + 0.822%)	5.140%	11/15/36	$1,450,000	$1,397,751	(a)(c)
SREIT Trust, 2021-PALM A (1 mo. USD LIBOR + 0.590%)	4.908%	10/15/34	1,650,000	1,582,626	(a)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-2 4A1	3.887%	3/25/34	51,263	47,570	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	3.513%	3/25/35	78,559	62,574	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2005-12 3A1	4.068%	6/25/35	6,560	5,894	(c)
Structured Asset Securities Corp., 2005-RF3 2A	3.529%	6/25/35	103,098	91,994	(a)(c)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2002-3 B2	6.500%	3/25/32	263,166	294,894	(c)
STWD Trust, 2021-FLWR E (1 mo. USD LIBOR + 1.924%)	6.242%	7/15/36	2,200,000	2,068,130	(a)(c)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.300%)	6.518%	11/11/34	793,879	747,559	(a)(c)
Thornburg Mortgage Securities Trust, 2004-2 A4 (1 mo. USD LIBOR + 0.680%)	5.069%	6/25/44	286,845	258,537	(c)
Towd Point Mortgage Trust, 2015-2 1B3	3.436%	11/25/60	900,000	741,743	(a)(c)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	910,000	623,791	(a)(c)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	1,330,000	1,224,960
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	3.539%	8/20/35	3,075	2,888	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	3.206%	6/25/33	14,279	13,290	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR4 A5	2.987%	4/25/35	11,013	10,104	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR19 A1B2 (1 mo. USD LIBOR + 0.820%)	5.209%	12/25/45	21,389	19,510	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR13 2A (Cost of Funds for the 11th District of San Francisco + 1.500%)	3.548%	10/25/46	356,855	316,631	(c)
WMRK Commercial Mortgage Trust, 2022- WMRK A (1 mo. Term SOFR + 2.789%)	7.125%	11/15/27	2,070,000	2,068,177	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $101,267,252)				94,649,622
U.S. Government & Agency Obligations — 8.7%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Notes	0.375%	8/25/25	1,010,000	911,139

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	35

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — 8.6%
Federal Farm Credit Banks Funding Corp., Bonds	3.375%	8/26/24	$830,000	$812,876
U.S. Treasury Notes	0.125%	5/31/23	9,340,000	9,173,450
U.S. Treasury Notes	0.250%	6/15/24	19,260,000	18,078,820
U.S. Treasury Notes	3.000%	6/30/24	17,450,000	17,034,199
U.S. Treasury Notes	0.250%	5/31/25	20,000	18,159
U.S. Treasury Notes	0.250%	7/31/25	4,545,000	4,102,040
U.S. Treasury Notes	2.750%	7/31/27	9,400,000	8,894,750
U.S. Treasury Notes	4.125%	10/31/27	9,210,000	9,244,538
Total U.S. Government Obligations				67,358,832
Total U.S. Government & Agency Obligations (Cost — $70,717,713)				68,269,971
Mortgage-Backed Securities — 4.2%
FHLMC — 1.1%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33	71,331	69,022
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	6/1/35-11/1/35	3,493,015	3,244,045
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	5/1/51	848,257	721,289
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	7/1/52	487,753	482,789
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.495%)	3.122%	6/1/43	100,999	101,120	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (30 Day Average SOFR + 2.184%)	1.777%	8/1/51	4,315,949	3,880,764	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	8.000%	2/1/31	19,361	19,428
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/32	26,179	27,623
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38-4/1/38	59,732	55,283
Total FHLMC				8,601,363
FNMA — 2.6%
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-8/1/32	61,482	62,044
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	27	28
Federal National Mortgage Association (FNMA)	2.500%	2/1/35-10/1/51	5,447,998	4,867,409
Federal National Mortgage Association (FNMA)	3.000%	2/1/36-3/1/40	3,118,168	2,901,034
Federal National Mortgage Association (FNMA)	4.500%	11/1/38	3,112,511	3,091,430
Federal National Mortgage Association (FNMA)	2.000%	7/1/51-11/1/51	364,176	298,814
Federal National Mortgage Association (FNMA)	2.500%	1/1/52	300,000	254,095	(f)

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.500%	8/1/52	$6,096,444	$6,121,382
Federal National Mortgage Association (FNMA)	4.000%	2/1/56-6/1/57	370,877	355,156
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	4.445%	9/1/37	364,128	370,823	(c)
Federal National Mortgage Association (FNMA) (30 Day Average SOFR + 2.120%)	1.928%	11/1/51	2,562,804	2,322,296	(c)
Total FNMA				20,644,511
GNMA — 0.5%
Government National Mortgage Association (GNMA)	6.000%	11/15/28	4,232	4,344
Government National Mortgage Association (GNMA)	6.500%	8/15/34	56,861	58,569
Government National Mortgage Association (GNMA)	7.000%	3/15/36	18,997	19,999
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	188,078	172,374
Government National Mortgage Association (GNMA)	3.500%	6/15/48-5/15/50	167,812	157,679
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-10/20/49	96,719	90,349
Government National Mortgage Association (GNMA) II	4.000%	2/20/48-4/20/48	12,759	12,273
Government National Mortgage Association (GNMA) II	4.500%	8/20/48-1/20/49	213,171	209,283
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	144,033	123,782
Government National Mortgage Association (GNMA) II	2.500%	1/1/52	1,600,000	1,386,923	(f)
Government National Mortgage Association (GNMA) II	4.000%	2/1/52	1,100,000	1,041,567	(f)
Government National Mortgage Association (GNMA) II	4.500%	2/1/52	200,000	194,092	(f)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.100%)	4.179%	7/20/60	17,719	17,746	(c)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 2.071%)	5.160%	8/20/60	322,918	330,316	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	37

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.181%)	5.263%	7/20/60	$40,118	$40,178	(c)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.440%)	5.520%	2/20/60	210,289	211,145	(c)
Total GNMA				4,070,619
Total Mortgage-Backed Securities (Cost — $35,223,984)				33,316,493
Senior Loans — 1.3%
Communication Services — 0.3%
Media — 0.3%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	6.140%	4/30/25	494,792	493,322	(c)(g)(h)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	6.140%	2/1/27	494,885	483,998	(c)(g)(h)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	6.884%	9/18/26	442,827	440,004	(c)(g)(h)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	6.818%	1/31/28	750,000	738,818	(c)(g)(h)
Total Communication Services				2,156,142
Consumer Discretionary — 0.3%
Auto Components — 0.1%
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	4/30/26	750,000	737,501	(c)(g)(h)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1 (3 mo. USD LIBOR + 2.750%)	6.505%	9/23/26	494,962	491,250	(c)(g)(h)
Hotels, Restaurants & Leisure — 0.0%††
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	7.134%	12/23/24	378,435	378,072	(c)(g)(h)
Specialty Retail — 0.1%
Rent-A-Center Inc., Term Loan B2 (3 mo. USD LIBOR + 3.250%)	7.688%	2/17/28	742,444	717,386	(c)(g)(h)
Total Consumer Discretionary				2,324,209
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. Term SOFR + 2.100%)	6.423%	8/4/28	742,481	735,335	(c)(g)(h)

See Notes to Financial Statements.

38	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financials — 0.3%
Diversified Financial Services — 0.2%
Hudson River Trading LLC, Term Loan (1 mo. Term SOFR + 3.114%)	7.438%	3/20/28	$742,444	$703,929	(c)(g)(h)
Setanta Aircraft Leasing DAC, Term Loan (3 mo. USD LIBOR + 2.000%)	6.730%	11/5/28	750,000	747,750	(c)(g)(h)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.000%)	7.321%	1/13/29	500,000	488,250	(c)(g)(h)
Total Diversified Financial Services				1,939,929
Insurance — 0.1%
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	7.634%	7/31/27	494,962	434,641	(c)(g)(h)
Total Financials				2,374,570
Industrials — 0.3%
Commercial Services & Supplies — 0.1%
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	6.884%	10/1/26	741,630	737,766	(c)(g)(h)
Road & Rail — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	6.730%	12/30/26	742,366	739,445	(c)(g)(h)
XPO Logistics Inc., Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	5.935%	2/24/25	750,000	747,596	(c)(g)(h)
Total Road & Rail				1,487,041
Total Industrials				2,224,807
Total Senior Loans (Cost — $10,021,613)				9,815,063
Sovereign Bonds — 0.2%
Qatar — 0.1%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	740,000	736,969	(b)
Supranational — 0.1%
Asian Development Bank, Senior Notes	1.500%	1/20/27	830,000	747,465
Total Sovereign Bonds (Cost — $1,566,281)				1,484,434

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
SOFR 1-Year Mid-Curve Futures, Put @ $95.63	1/13/23	328	820,000	43,050
SOFR 1-Year Mid-Curve Futures, Put @ $95.88	1/13/23	337	842,500	122,163
Total Purchased Options (Cost — $258,447)				165,213
Total Investments before Short-Term Investments (Cost — $766,574,129)				728,178,471

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	39

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 7.1%
Commercial Paper — 3.7%
Banco Santander SA	4.869%	2/16/23	$10,500,000	$10,435,916	(i)(j)
Svenska Handelsbanken AB	4.600%	2/16/23	6,000,000	5,965,352	(i)(j)
Toronto Dominion Bank	4.600%	2/16/23	12,650,000	12,576,951	(i)(j)
Total Commercial Paper (Cost — $29,017,513)				28,978,219
U.S. Government Agencies — 0.5%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $3,865,545)	4.337%	3/24/23	3,890,000	3,852,627	(j)

			Shares
Money Market Funds — 2.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $23,437,784)	4.244%		23,437,784	23,437,784	(k)(l)
Total Short-Term Investments (Cost — $56,320,842)				56,268,630
Total Investments — 99.6% (Cost — $822,894,971)				784,447,101
Other Assets in Excess of Liabilities — 0.4%				3,111,702
Total Net Assets — 100.0%				$787,558,803

See Notes to Financial Statements.

40	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2022, the Fund held TBA securities with a total cost of $2,789,195.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(j)	Rate shown represents yield-to-maturity.

(k)	Rate shown is one-day yield as of the end of the reporting period.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2022, the total market value of investments in Affiliated Companies was $23,437,784 and the cost was $23,437,784 (Note 8).

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	41

Schedule of investments (cont’d)

December 31, 2022

Western Asset Short-Term Bond Fund

At December 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	3	9/23	$724,131	$712,800	$(11,331)
3-Month SOFR	331	3/25	79,877,563	79,986,150	108,587
3-Month SOFR	84	3/26	20,240,969	20,332,200	91,231
90-Day Eurodollar	68	6/23	16,411,474	16,121,950	(289,524)
90-Day Eurodollar	51	3/23	12,121,477	12,102,937	(18,540)
90-Day Eurodollar	109	12/23	26,444,516	25,944,725	(499,791)
U.S. Treasury 2-Year Notes	1,148	3/23	235,691,935	235,429,689	(262,246)
U.S. Treasury 5-Year Notes	437	3/23	47,373,314	47,165,275	(208,039)
					(1,089,653)
Contracts to Sell:
3-Month SOFR	696	3/24	166,965,676	166,117,800	847,876
U.S. Treasury 10-Year Notes	251	3/23	28,324,988	28,186,517	138,471
U.S. Treasury Long-Term Bonds	22	3/23	2,796,190	2,757,563	38,627
U.S. Treasury Ultra Long- Term Bonds	6	3/23	830,240	805,875	24,365
					1,049,339
Net unrealized depreciation on open futures contracts					$(40,314)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

At December 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$25,291,000	9/30/24	Daily SOFR Compound annually	3.500% annually	$12,607	$(460,797)
19,216,000	10/14/24	Daily SOFR Compound annually	2.770% annually	372	(588,037)

See Notes to Financial Statements.

42	Western Asset Short-Term Bond Fund 2022 Annual Report

Western Asset Short-Term Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$7,993,000	10/14/27	2.600% annually	Daily SOFR Compound annually	$2,613	$391,560
	4,288,000	8/15/28	1.130% annually	Daily SOFR Compound annually	33,524	512,903
	122,000	8/15/28	1.220% annually	Daily SOFR Compound annually	(179)	15,175
	4,801,000	4/30/29	3.270% annually	Daily SOFR Compound annually	(84,053)	178,008
Total	$61,711,000				$(35,116)	$48,812

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.39 Index	$31,578,000	12/20/27	1.000% quarterly	$251,679	$133,855	$117,824

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	43

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $799,457,187)	$761,009,317
Investments in affiliated securities, at value (Cost — $23,437,784)	23,437,784
Cash	1,047,446
Interest receivable	4,403,826
Receivable for Fund shares sold	3,406,990
Receivable for securities sold	2,836,843
Deposits with brokers for open futures contracts and exchange-traded options	1,627,169
Deposits with brokers for centrally cleared swap contracts	864,003
Receivable from brokers — net variation margin on centrally cleared swap contracts	353,728
Principal paydown receivable	59,727
Dividends receivable from affiliated investments	46,400
Prepaid expenses	46,572
Total Assets	799,139,805

Liabilities:
Payable for Fund shares repurchased	6,833,394
Payable for securities purchased	4,039,367
Investment management fee payable	114,861
Payable to brokers — net variation margin on open futures contracts	81,504
Distributions payable	78,363
Service and/or distribution fees payable	31,000
Trustees’ fees payable	3,834
Accrued expenses	398,679
Total Liabilities	11,581,002
Total Net Assets	$787,558,803

Net Assets:
Par value (Note 7)	$2,184
Paid-in capital in excess of par value	875,818,694
Total distributable earnings (loss)	(88,262,075)
Total Net Assets	$787,558,803

See Notes to Financial Statements.

44	Western Asset Short-Term Bond Fund 2022 Annual Report

Net Assets:
Class A	$127,715,108
Class C	$5,309,226
Class C1	$1,514,702
Class R	$93,140
Class I	$274,459,771
Class IS	$378,466,856

Shares Outstanding:
Class A	35,434,055
Class C	1,474,375
Class C1	419,204
Class R	25,855
Class I	76,113,383
Class IS	104,938,395

Net Asset Value:
Class A (and redemption price)	$3.60
Class C*	$3.60
Class C1 (and redemption price)	$3.61
Class R (and redemption price)	$3.60
Class I (and redemption price)	$3.61
Class IS (and redemption price)	$3.61
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.68

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	45

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$15,822,799
Dividends from affiliated investments	342,177
Less: Foreign taxes withheld	(13,812)
Total Investment Income	16,151,164

Expenses:
Investment management fee (Note 2)	2,647,248
Transfer agent fees (Note 5)	607,844
Service and/or distribution fees (Notes 2 and 5)	297,499
Registration fees	168,109
Fund accounting fees	73,954
Audit and tax fees	46,742
Legal fees	23,007
Shareholder reports	21,074
Trustees’ fees	16,934
Commitment fees (Note 9)	5,679
Insurance	4,843
Custody fees	1,267
Miscellaneous expenses	11,864
Total Expenses	3,926,064
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(505,798)
Net Expenses	3,420,266
Net Investment Income	12,730,898

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3, 4 and 10):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(3,744,705)
Futures contracts	(8,761,221)
Written options	1,872,664
Swap contracts	(919,062)
Net Realized Loss	(11,552,324)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(37,754,075)
Futures contracts	1,008,064
Written options	(13,105)
Swap contracts	413,370
Change in Net Unrealized Appreciation (Depreciation)	(36,345,746)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(47,898,070)
Decrease in Net Assets From Operations	$(35,167,172)

See Notes to Financial Statements.

46	Western Asset Short-Term Bond Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$12,730,898	$8,250,428
Net realized gain (loss)	(11,552,324)	6,640,271
Change in net unrealized appreciation (depreciation)	(36,345,746)	(15,432,975)
Decrease in Net Assets From Operations	(35,167,172)	(542,276)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(17,885,826)	(13,993,646)
Decrease in Net Assets From Distributions to Shareholders	(17,885,826)	(13,993,646)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	577,064,411	659,201,020
Reinvestment of distributions	17,317,590	13,368,222
Cost of shares repurchased	(414,250,002)	(248,134,084)
Shares redeemed in-kind (Note 10)	—	(596,951,174)
Increase (Decrease) in Net Assets From Fund Share Transactions	180,131,999	(172,516,016)
Increase (Decrease) in Net Assets	127,079,001	(187,051,938)

Net Assets:
Beginning of year	660,479,802	847,531,740
End of year	$787,558,803	$660,479,802

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	47

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$3.88	$3.96	$3.90	$3.83	$3.87

Income (loss) from operations:
Net investment income	0.05	0.03	0.06	0.09	0.08
Net realized and unrealized gain (loss)	(0.25)	(0.05)	0.08	0.08	(0.03)
Total income (loss) from operations	(0.20)	(0.02)	0.14	0.17	0.05

Less distributions from:
Net investment income	(0.08)	(0.06)	(0.08)	(0.10)	(0.09)
Total distributions	(0.08)	(0.06)	(0.08)	(0.10)	(0.09)

Net asset value, end of year	$3.60	$3.88	$3.96	$3.90	$3.83
Total return[2]	(5.01)%	(0.55)%	3.72%	4.49%	1.29%

Net assets, end of year (000s)	$127,715	$75,606	$58,248	$53,294	$30,894

Ratios to average net assets:
Gross expenses	0.73%	0.72%	0.73%	0.75%	0.75%
Net expenses[3,4]	0.70	0.70	0.72	0.74	0.74
Net investment income	1.49	0.73	1.57	2.36	2.12

Portfolio turnover rate[5]	27%	58%	64%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1, 2021, the expense limitation was 0.80%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 28%, 62%, 73%, 55% and 100% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

48	Western Asset Short-Term Bond Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$3.88	$3.95	$3.89	$3.83	$3.86

Income (loss) from operations:
Net investment income	0.02	(0.00) [2]	0.03	0.06	0.05
Net realized and unrealized gain (loss)	(0.25)	(0.04)	0.08	0.07	(0.02)
Total income (loss) from operations	(0.23)	(0.04)	0.11	0.13	0.03

Less distributions from:
Net investment income	(0.05)	(0.03)	(0.05)	(0.07)	(0.06)
Total distributions	(0.05)	(0.03)	(0.05)	(0.07)	(0.06)

Net asset value, end of year	$3.60	$3.88	$3.95	$3.89	$3.83
Total return[3]	(6.02)%	(1.08)%	2.95%	3.44%	0.80%

Net assets, end of year (000s)	$5,309	$5,035	$6,795	$5,073	$8,487

Ratios to average net assets:
Gross expenses	1.49%	1.49%	1.47%	1.50%	1.49%
Net expenses[4,5]	1.48	1.48	1.47	1.50	1.48
Net investment income (loss)	0.60	(0.04)	0.81	1.67	1.41

Portfolio turnover rate[6]	27%	58%	64%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 28%, 62%, 73%, 55% and 100% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	49

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$3.89	$3.96	$3.90	$3.83	$3.87

Income (loss) from operations:
Net investment income	0.04	0.02	0.05	0.09	0.07
Net realized and unrealized gain (loss)	(0.26)	(0.04)	0.08	0.07	(0.03)
Total income (loss) from operations	(0.22)	(0.02)	0.13	0.16	0.04

Less distributions from:
Net investment income	(0.06)	(0.05)	(0.07)	(0.09)	(0.08)
Total distributions	(0.06)	(0.05)	(0.07)	(0.09)	(0.08)

Net asset value, end of year	$3.61	$3.89	$3.96	$3.90	$3.83
Total return[2]	(5.29)%	(0.61)%[3]	3.41%	4.28%	1.07%

Net assets, end of year (000s)	$1,515	$1,768	$3,929	$7,854	$32,443

Ratios to average net assets:
Gross expenses	1.02%	1.02%	1.02%	0.98%	0.97%
Net expenses[4,5]	1.01	1.01	1.01	0.97	0.96
Net investment income	1.06	0.46	1.37	2.26	1.90

Portfolio turnover rate[6]	27%	58%	64%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (0.86)% for the year ended December 31, 2021.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 28%, 62%, 73%, 55% and 100% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

50	Western Asset Short-Term Bond Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$3.88	$3.95	$3.90	$3.83	$3.86

Income (loss) from operations:
Net investment income	0.04	0.01	0.05	0.08	0.07
Net realized and unrealized gain (loss)	(0.26)	(0.04)	0.07	0.08	(0.02)
Total income (loss) from operations	(0.22)	(0.03)	0.12	0.16	0.05

Less distributions from:
Net investment income	(0.06)	(0.04)	(0.07)	(0.09)	(0.08)
Total distributions	(0.06)	(0.04)	(0.07)	(0.09)	(0.08)

Net asset value, end of year	$3.60	$3.88	$3.95	$3.90	$3.83
Total return[2]	(5.64)%	(0.95)%	3.34%	4.12%	1.19%

Net assets, end of year (000s)	$93	$68	$52	$71	$173

Ratios to average net assets:
Gross expenses	1.31%	1.43%	2.14%	1.28%	1.29%
Net expenses[3,4]	1.10	1.10	1.09	1.10	1.10
Net investment income	1.06	0.34	1.26	2.11	1.77

Portfolio turnover rate[5]	27%	58%	64%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 28%, 62%, 73%, 55% and 100% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	51

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$3.88	$3.96	$3.90	$3.83	$3.87

Income (loss) from operations:
Net investment income	0.06	0.04	0.07	0.10	0.09
Net realized and unrealized gain (loss)	(0.24)	(0.05)	0.08	0.08	(0.03)
Total income (loss) from operations	(0.18)	(0.01)	0.15	0.18	0.06

Less distributions from:
Net investment income	(0.09)	(0.07)	(0.09)	(0.11)	(0.10)
Total distributions	(0.09)	(0.07)	(0.09)	(0.11)	(0.10)

Net asset value, end of year	$3.61	$3.88	$3.96	$3.90	$3.83
Total return[2]	(4.75)%	(0.30)%	3.96%	4.74%	1.54%

Net assets, end of year (millions)	$274	$319	$137	$162	$142

Ratios to average net assets:
Gross expenses	0.54%	0.51%	0.51%	0.54%	0.53%
Net expenses[3,4]	0.42	0.43	0.49	0.50	0.50
Net investment income	1.67	0.98	1.82	2.64	2.44

Portfolio turnover rate[5]	27%	58%	64%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 1,2021, the expense limitation was 0.50%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 28%, 62%, 73%, 55% and 100% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

52	Western Asset Short-Term Bond Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$3.88	$3.96	$3.90	$3.83	$3.87

Income (loss) from operations:
Net investment income	0.07	0.04	0.07	0.11	0.10
Net realized and unrealized gain (loss)	(0.25)	(0.05)	0.09	0.07	(0.04)
Total income (loss) from operations	(0.18)	(0.01)	0.16	0.18	0.06

Less distributions from:
Net investment income	(0.09)	(0.07)	(0.10)	(0.11)	(0.10)
Total distributions	(0.09)	(0.07)	(0.10)	(0.11)	(0.10)

Net asset value, end of year	$3.61	$3.88	$3.96	$3.90	$3.83
Total return[2]	(4.73)%	(0.25)%	4.06%	4.84%	1.63%

Net assets, end of year (millions)	$378	$259	$641	$541	$490

Ratios to average net assets:
Gross expenses	0.42%	0.39%	0.40%	0.41%	0.41%
Net expenses[3,4]	0.40	0.38	0.39	0.40	0.40
Net investment income	1.77	1.09	1.88	2.74	2.48

Portfolio turnover rate[5]	27%	58%	64%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 28%, 62%, 73%, 55% and 100% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2022 Annual Report	53

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

54	Western Asset Short-Term Bond Fund 2022 Annual Report

the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short-Term Bond Fund 2022 Annual Report	55

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$416,637,414	—	$416,637,414
Asset-Backed Securities	—	103,840,261	—	103,840,261
Collateralized Mortgage Obligations	—	94,649,622	—	94,649,622
U.S. Government & Agency Obligations	—	68,269,971	—	68,269,971
Mortgage-Backed Securities	—	33,316,493	—	33,316,493
Senior Loans	—	9,815,063	—	9,815,063
Sovereign Bonds	—	1,484,434	—	1,484,434
Purchased Options	$165,213	—	—	165,213
Total Long-Term Investments	165,213	728,013,258	—	728,178,471
Short-Term Investments†:
Commercial Paper	—	28,978,219	—	28,978,219
U.S. Government Agencies	—	3,852,627	—	3,852,627
Money Market Funds	23,437,784	—	—	23,437,784
Total Short-Term Investments	23,437,784	32,830,846	—	56,268,630
Total Investments	$23,602,997	$760,844,104	—	$784,447,101
Other Financial Instruments:
Futures Contracts††	$1,249,157	—	—	$1,249,157
Centrally Cleared Interest Rate Swaps††	—	$1,097,646	—	1,097,646
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	117,824	—	117,824
Total Other Financial Instruments	$1,249,157	$1,215,470	—	$2,464,627
Total	$24,852,154	$762,059,574	—	$786,911,728

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$1,289,471	—	—	$1,289,471
Centrally Cleared Interest Rate Swaps††	—	$1,048,834	—	1,048,834
Total	$1,289,471	$1,048,834	—	$2,338,305

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

56	Western Asset Short-Term Bond Fund 2022 Annual Report

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Short-Term Bond Fund 2022 Annual Report	57

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2022, the total notional value of all credit default swaps to sell protection was $31,578,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2022, see Note 4.

58	Western Asset Short-Term Bond Fund 2022 Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets

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Notes to financial statements (cont’d)

and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

60	Western Asset Short-Term Bond Fund 2022 Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities

Western Asset Short-Term Bond Fund 2022 Annual Report	61

Notes to financial statements (cont’d)

including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not

62	Western Asset Short-Term Bond Fund 2022 Annual Report

limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Short-Term Bond Fund 2022 Annual Report	63

Notes to financial statements (cont’d)

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$182,058	$(182,058)

(a)	Reclassifications are due to a taxable overdistribution.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset London provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset

64	Western Asset Short-Term Bond Fund 2022 Annual Report

London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class R, Class I and Class IS shares did not exceed 0.70%, 1.55%, 1.05%, 1.10%, 0.42% and 0.40%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $505,798, which included an affiliated money market fund waiver of $23,113.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class R	Class I	Class IS
Expires December 31, 2023	$12,683	$197	$170,832	—
Expires December 31, 2024	29,103	165	404,109	$49,308
Total fee waivers/expense reimbursements subject to recapture	$41,786	$362	$574,941	$49,308

For the year ended December 31, 2022, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a

Western Asset Short-Term Bond Fund 2022 Annual Report	65

Notes to financial statements (cont’d)

0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$28,355
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of December 31, 2022, Franklin Resources and its affiliates owned 29% of the Fund.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$235,032,305	$77,186,079
Sales	102,317,261	96,186,378

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$832,545,331	$436,996	$(48,535,226)	$(48,098,230)
Futures contracts	—	1,249,157	(1,289,471)	(40,314)
Swap contracts	98,739	1,215,470	(1,048,834)	166,636

66	Western Asset Short-Term Bond Fund 2022 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$165,213	—	$165,213
Futures contracts[3]	1,249,157	—	1,249,157
Centrally cleared swap contracts[4]	1,097,646	$117,824	1,215,470
Total	$2,512,016	$117,824	$2,629,840

LIABILITY DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[3]			$1,289,471
Centrally cleared swap contracts[4]			1,048,834
Total			$2,338,305

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(362,525)	—	$(362,525)
Futures contracts	(8,761,221)	—	(8,761,221)
Written options	1,872,664	—	1,872,664
Swap contracts	(991,596)	$72,534	(919,062)
Total	$(8,242,678)	$72,534	$(8,170,144)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

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Notes to financial statements (cont’d)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(93,234)	—	$(93,234)
Futures contracts	1,008,064	—	1,008,064
Written options	(13,105)	—	(13,105)
Swap contracts	334,313	$79,057	413,370
Total	$1,236,038	$79,057	$1,315,095

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$44,092
Written options†	162,933
Futures contracts (to buy)	344,461,374
Futures contracts (to sell)	106,636,325

Average Notional Balance
Interest rate swap contracts	$128,914,846
Credit default swap contracts (sell protection)	14,034,846

†	At December 31, 2022, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$240,620	$76,918
Class C	48,588	4,170
Class C1	7,889	1,838
Class R	402	328
Class I	—	474,449
Class IS	—	50,141
Total	$297,499	$607,844

68	Western Asset Short-Term Bond Fund 2022 Annual Report

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$31,976
Class C	147
Class C1	48
Class R	167
Class I	414,420
Class IS	59,040
Total	$505,798

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class A	$2,097,196	$1,024,827
Class C	62,628	44,143
Class C1	27,595	31,774
Class R	1,420	655
Class I	7,757,565	3,877,352
Class IS	7,939,422	9,014,895
Total	$17,885,826	$13,993,646

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	27,211,245	$99,673,403	11,065,456	$43,487,057
Shares issued on reinvestment	565,667	2,063,381	253,414	993,358
Shares repurchased	(11,831,416)	(43,403,813)	(6,554,161)	(25,724,798)
Net increase	15,945,496	$58,332,971	4,764,709	$18,755,617

Western Asset Short-Term Bond Fund 2022 Annual Report	69

Notes to financial statements (cont’d)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares sold	1,065,054	$3,901,644	1,117,449	$4,396,020
Shares issued on reinvestment	17,084	62,210	11,055	43,350
Shares repurchased	(906,614)	(3,327,839)	(1,548,813)	(6,076,518)
Net increase (decrease)	175,524	$636,015	(420,309)	$(1,637,148)

Class C1
Shares sold	13,221	$49,190	17,266	$71,113
Shares issued on reinvestment	7,388	27,076	7,871	30,949
Shares repurchased	(56,038)	(210,657)	(563,232)	(2,217,950)
Net decrease	(35,429)	$(134,391)	(538,095)	$(2,115,888)

Class R
Shares sold	10,090	$37,055	4,394	$17,265
Shares issued on reinvestment	389	1,418	167	655
Shares repurchased	(2,118)	(7,839)	(258)	(1,008)
Net increase	8,361	$30,634	4,303	$16,912

Class I
Shares sold	50,590,798	$187,557,778	74,234,862	$291,904,841
Shares issued on reinvestment	1,995,076	7,307,799	973,115	3,812,914
Shares repurchased	(58,762,460)	(215,470,335)	(27,650,385)	(108,478,343)
Net increase (decrease)	(6,176,586)	$(20,604,758)	47,557,592	$187,239,412

Class IS
Shares sold	77,230,828	$285,845,341	81,092,847	$319,324,724
Shares issued on reinvestment	2,150,746	7,855,706	2,159,287	8,486,996
Shares repurchased	(41,054,657)	(151,829,519)	(26,817,616)	(105,635,467)
Shares redeemed in-kind	—	—	(151,895,973)	(596,951,174)
Net increase (decrease)	38,326,917	$141,871,528	(95,461,455)	$(374,774,921)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

70	Western Asset Short-Term Bond Fund 2022 Annual Report

all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$3,720,381	$393,126,928	393,126,928	$373,409,525	373,409,525

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$342,177	—	$23,437,784

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2022.

10. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2022, the Fund had no redemptions in-kind. For the year ended December 31, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $596,951,174. The net realized gain on these redemptions in-kind amounted to $7,930,835, which was not realized for tax purposes.

Western Asset Short-Term Bond Fund 2022 Annual Report	71

Notes to financial statements (cont’d)

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$17,885,826	$13,993,646

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(40,259,357)
Other book/tax temporary differences(a)	(30,810)
Unrealized appreciation (depreciation)(b)	(47,971,908)
Total distributable earnings (loss) — net	$(88,262,075)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

12. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to

72	Western Asset Short-Term Bond Fund 2022 Annual Report

mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related

Western Asset Short-Term Bond Fund 2022 Annual Report	73

Notes to financial statements (cont’d)

events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At December 31, 2022, the Fund had 0.10% of its net assets invested in securities with significant economic risk or exposure to Russia.

74	Western Asset Short-Term Bond Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short-Term Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Short-Term Bond Fund 2022 Annual Report	75

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member of Excellent Education Development (since 2012); and formerly Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

76	Western Asset Short-Term Bond Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); and Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Short-Term Bond Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); and Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (2015 to 2022); Ralph M. Parson Foundation (since 2015); Kaiser Family Foundation (2012 to 2022); and Edison International (since 2011)

78	Western Asset Short-Term Bond Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Berkshire Hathaway, Inc. (since 1997); and Director of Provivi, Inc. (since 2017)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	127
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Short-Term Bond Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

80	Western Asset Short-Term Bond Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Short-Term Bond Fund	81

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

82	Western Asset Short-Term Bond Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$9,675,278
Section 163(j) Interest Earned	§163(j)	$15,840,186
Interest Earned from Federal Obligations	Note (1)	$31,473

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Short-Term Bond Fund	83

Western Asset

Short-Term Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0834 2/23 SR23-4591

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,623 in December 31, 2021 and $124,686 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $40,000 in December 31, 2021 and $30,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $343,489 in December 31, 2021 and $350,359 in December 31, 2022.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 22, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 22, 2023